EXHIBIT 24

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. Chrenc, Earl H. Doppelt and Ellenore O'Hanrahan, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the name of such person in the capacity indicated below opposite the name of such person to the Annual Report for the fiscal year ended December 31, 1997 of ACNielsen Corporation on Form 10-K and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities indicated on February 19, 1998.



              Name                                                   Title


     /s/ Robert H. Beeby                                             Director
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         Robert H. Beeby



    /s/ Michael P. Connors                                            Director
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        Michael P. Connors



    /s/ Donald W. Griffin                                             Director
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        Donald W. Griffin



    /s/ Thomas C. Hays                                                Director
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        Thomas C. Hays



     /s/ Karen L. Hendricks                                           Director
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         Karen L. Hendricks



     /s/ Robert M. Hendrickson                                        Director
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         Robert M. Hendrickson



     /s/ Robert Holland, Jr.                                          Director
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         Robert Holland, Jr.



     /s/ Robert J Lievense                                            Director
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         Robert J Lievense



     /s/ John R. Meyer                                                Director
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         John R. Meyer



     /s/ Brian B. Pemberton                                           Director
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         Brian B. Pemberton


     /s/ Robert N. Thurston                                           Director
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         Robert N. Thurston